Exhibit 24




                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997



                                             /s/ Robert G. Wilmers
                                             -------------------------------
                                             Robert G. Wilmers

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997



                                              /s/ Brent D. Baird
                                             -------------------------------
                                             Brent D. Baird

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997






                                             /s/ C. Angela Bontempo
                                             -------------------------------
                                             C. Angela Bontempo

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997





                                               /s/ Patrick J. Callan
                                              -------------------------------
                                              Patrick J. Callan

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997



                                             /s/ Michael R. Spychola
                                             -------------------------------
                                             Michael R. Spychola

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997



                                             /s/ Lambros J. Lambros
                                             -------------------------------
                                             Lambros J. Lambros

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Raymond D. Stevens, Jr.
                                             -------------------------------
                                             Raymond D. Stevens, Jr.

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Herbert L. Washington
                                             -------------------------------
                                             Herbert L. Washington

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ John H. Benisch
                                             -------------------------------
                                             John H. Benisch

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Robert T. Brady
                                             -------------------------------
                                             Robert T. Brady

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Richard E. Garman
                                             -------------------------------
                                             Richard E. Garman

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ James V. Glynn
                                             -------------------------------
                                             James V. Glynn

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Roy M. Goodman
                                             -------------------------------
                                             Roy M. Goodman

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Patrick W.E. Hodgson
                                             -------------------------------
                                             Patrick W.E. Hodgson

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Samuel T. Hubbard, Jr.
                                             -------------------------------
                                             Samuel T. Hubbard, Jr.

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Wilfred J. Larson
                                             -------------------------------
                                             Wilfred J. Larson

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                             /s/ Jorge G. Pereira
                                             -------------------------------
                                             Jorge G. Pereira

                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Empire State Corporation, a corporation organized under the laws of the State of New York, (the "Corporation"), hereby constitutes and appoints Richard A. Lammert, Timothy G. McEvoy, Catherine C. McCoy and Steven Kaplan, and each of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-8 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock authorized to be issued or sold pursuant to the Corporation's Deferred Bonus Plan, and of plan interests in such plan, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his or her hand as of the date specified.



Dated:   December 19, 1997




                                              /s/ John L. Wehle, Jr.
                                             -------------------------------
                                              John L. Wehle, Jr.